The UBS Funds	SAI Supplement

The UBS Funds
UBS Asset Growth Fund

UBS Dynamic Alpha Fund

UBS Fixed Income Opportunities Fund

Supplement to the Statement of Additional Information

November 13, 2013

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information (“SAI”) of the above-listed series (each a “Fund” and collectively, the “Funds”) of The UBS Funds dated October 28, 2013 related to the disclosure of the Funds’ portfolio holdings.

Accordingly, the SAI is hereby revised as follows, effective immediately:

The section captioned “Investment advisory, principal underwriting and other service arrangements” and sub-captioned “Portfolio holdings disclosure policies and procedures” and further sub-captioned “Arrangements to disclose portfolio holdings to service providers and fiduciaries” on page 103 of the SAI is revised by adding the following information to the end of that section:

• Certain Funds are subject to CFTC and National Futures Association (“NFA”) reporting requirements due to their status as commodity pools for which the Advisor is registered as a commodity pool operator.  The Funds that are commodity pools for which the Advisor is registered as a commodity pool operator supply portfolio holdings information on a monthly basis with no lag time after the close of the month to data aggregating service providers to facilitate reporting to the CFTC/NFA.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-654